UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 15, 2020

POLAR POWER, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard, Gardena, California	90248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:   (310) 830-9153

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), Polar Power, Inc. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020, relying on an order issued by the United States Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended, regarding exemptions granted to certain public companies (Release No. 34-88465).

In particular, on March 19, 2020, California Governor Gavin Newsom issued an executive order requiring all California residents to stay home, making it the first state to impose that strict mandate on all residents to counteract a looming surge of new infections. The Company’s executive offices are located in Gardena, California. The order, which took effect immediately on the date issued, is to remain in place until further notice.

In response to COVID-19, the Company implemented a business continuity plan designed to keep employees safe, follow regulatory guidelines, and continue essential business operations. As of March 20, 2020, 79 of the Company’s employees located in the U.S. labor force had been furloughed, and continue to be furloughed as of the date of this Current Report on Form 8-K, while 42 employees have continued to support essential business operations. The limited support from its staff, accounting personnel and professional advisors has negatively affected the accounting workflow and the Company’s ability to complete necessary review processes and procedures with respect to its financial statements on account of COVID-19 and has delayed the Company’s ability to prepare the Quarterly Report.

As a result of the foregoing, the Company expects to make use of the 45-day extension period provided by SEC Release No. 34-88465 to complete its Quarterly Report. The Company will file its Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Quarterly Reports on Form 10-Q with the following risk factors:

The recent outbreak of COVID-19 will likely have a significant negative impact on our business, sales, results of operations and financial condition.

The global outbreak of COVID-19 has led to severe disruptions in general economic activities, as businesses and federal, state, and local governments take increasingly broad actions to mitigate this public health crisis. We have experienced significant disruption to our business, both in terms of disruption of our operations and the adverse effect on overall economic conditions. We have closed part of our manufacturing facilities since the beginning of the California “stay at home” order was implemented by the governor of California. The ultimate scope and duration of this closure is not known at this time. We have also furloughed 79 employees in the U.S. and the remaining 42 employees continue to support essential business operations. These conditions will significantly negatively impact all aspects of our business. Our business is also dependent on the continued health and productivity of our employees, including our manufacturing employees, sales staff and corporate management team. Individually and collectively, the consequences of the COVID-19 outbreak could have a material adverse effect on our business, sales, results of operations and financial condition.

1

Additionally, our liquidity could be negatively impacted if these conditions continue for a significant period of time and we may be required to pursue additional sources of financing to obtain working capital, maintain appropriate inventory levels, and meet our financial obligations. Currently capital and credit markets have been disrupted by the crisis and our ability to obtain any required financing is not guaranteed and largely dependent upon evolving market conditions and other factors. Depending on the continued impact of the crisis, further actions may be required to improve our cash position and capital structure.

The extent to which the COVID-19 outbreak ultimately impacts our business, sales, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 outbreak has subsided, we may continue to experience significant impacts to our business as a result of its global economic impact, including any economic downturn or recession that has occurred or may occur in the future.

Many of our DC power systems involve long design and sales cycles, which could have an adverse impact on our results of operations and financial performance.

The design and sales cycle for our DC power systems, from initial contact with our potential customer to the shipments of our product, may be lengthy. Customers generally consider a wide range of factors before making a purchase decision. Prior to purchasing our products, our customers often require a significant technical review, tests and evaluations over long periods of time, assessments of competitive products and approval at a number of management levels within their organization. During the time our customers are evaluating our products, we may incur substantial sales and service, engineering and research and development expenses to customize our products to meet customer’s application needs. We may also expend significant management efforts, increase manufacturing capacity, order long-lead-time components or purchase significant amounts of components and other inventory prior to receiving an order. Even after this evaluation process, a potential customer may not purchase our products.

The product development time before a customer agrees to purchase our DC power systems can be considerable. Our process for developing an integrated solution may require use of significant engineering resources, including design, prototyping, modeling, testing and application engineering. The length of this cycle is influenced by many factors, including the difficulty of the technical specification and complexity of the design and the customer’s procurement processes. A significant period may elapse between our investment of time and resources in designing and developing a product for a customer and receipt of revenue from sales of that product. The length of this process, combined with unanticipated delays in the development cycles and the effects of COVID-19 on our ability to demonstrate our products to current and potential customers could materially affect our results of operations and financial conditions.

2

 If we are unable to continue to develop new and enhanced products and services that achieve market acceptance in a timely manner, our competitive position and operating results could be harmed.

Our future success will depend on our ability to continue to develop new and enhanced DC power systems and related products and services that achieve market acceptance in a timely and cost-effective manner. The markets in which we and our customers operate are characterized by frequent introductions of new and enhanced products and services, evolving industry standards and regulatory requirements, government incentives and changes in customer needs. The successful development and market acceptance of our products and services, including our new LPG / propane and natural gas line of generators and solar hybrid power systems, depends on a number of factors, including:

●	the impact of the COVID-19 pandemic on the global markets;
●	the changing requirements and preferences of the potential customers in our markets;

●	the accurate prediction of market requirements, including regulatory issues;

●	the timely completion and introduction of new products and services to avoid obsolescence;

●	the quality, price and performance of new products and services;

●	the availability, quality, price and performance of competing products and services;

●	our customer service and support capabilities and responsiveness;

●	the successful development of our relationships with existing and potential customers; and

●	changes in industry standards.

We may experience financial or technical difficulties or limitations that could prevent us from introducing new or enhanced products or services. Furthermore, any of these new or enhanced products and services could contain problems that are discovered after they are introduced. We may need to significantly modify the design of these products and services to correct problems. Rapidly changing industry standards and customer preferences and requirements may impede market acceptance of our products and services.

3

Development and enhancement of our products and services will require significant additional investment and could strain our management, financial and operational resources. The lack of market acceptance of our products or services or our inability to generate sufficient revenues from this development or enhancement to offset their development costs could have a material adverse effect on our business. In addition, we may experience delays or other problems in releasing new products and services and enhancements, and any such delays or problems may cause customers to forego purchases of our products and services and to purchase those of our competitors.

We cannot provide assurance that products and services that we have recently developed or that we develop in the future will achieve market acceptance. If our new products and services fail to achieve market acceptance, or if we fail to develop new or enhanced products and services s that achieve market acceptance, our growth prospects, operating results and competitive position could be adversely affected.

Natural disasters and other events beyond our control could materially adversely affect us.

Natural disasters or other catastrophic events, including the COVID-19 pandemic, may cause damage or disruption to our operations, international commerce and the global economy, and thus could have a strong negative effect on us. Our business operations are subject to interruption by natural disasters, fire, power shortages, pandemics and other events beyond our control. Although we maintain crisis management and disaster response plans, such events could make it difficult or impossible for us to deliver our services to our customers and could decrease demand for our services.

We are dependent on relationships with our key material suppliers, and the partial or complete loss of one of these key suppliers, or the failure to find replacement suppliers or manufacturers in a timely manner, could adversely affect our business.

We have established relationships with third party engine suppliers and other key suppliers from which we source components for our power systems. We purchase standard configurations of engines for our DC power systems and are substantially dependent on timely supply from our three key engine suppliers, Yanmar Engines Company, Kubota Corporation, and Perkins Company. Purchases from Yanmar, Kubota, and Perkins represented approximately 39%, 3%, and 10% of our total cost of sales for 2019 respectively, and represented approximately 14%, 2%, and 4% of our total cost of sales for 2018, respectively. In the fourth quarter of 2019, we received our certificate of conformity from the U.S. Environmental Protection Agency, or EPA, on small spark-ignition Toyota engines which will be used in our new LPG / propane generators. The new Toyota engine will replace most of our Kubota applications and serve as our primary engine in our new LPG products launched in 2020. We do not have any long-term contracts or commitments with any of these suppliers. If any of these engine suppliers were to fail to provide emissions certified engines in a timely manner or fail to supply engines that meet our quality, quantity or cost requirements, or were to discontinue manufacturing any engines we source from them or discontinue providing any of these engines to us, or the supply chain is interrupted or delayed as a result of the COVID-19 pandemic or unprecedented event, and we were unable to obtain substitute sources in a timely manner or on terms acceptable to us, our ability to manufacture our products could be materially adversely affected.

4

The unavailability or shortage, or increase in the cost, of raw materials and components could have an adverse effect on our sales and profitability.

Our operations require raw materials, such as aluminum, copper and permanent magnets. Commodities such as aluminum and copper are known to have significant price volatility based on global economic conditions including the COVID-19 pandemic. An increase in global economic outlook may result in significant price increases in the cost of our raw materials. In addition, we use Neodymium permanent magnets in our alternators, for which there are a limited number of global suppliers that can meet our standards. Increase in manufacturing of electric vehicles worldwide can have an adverse effect on the cost or supply of these magnets. At our current production volumes, we are unable to secure large quantities of these commodities at fixed prices; however, we do have multiple sources of supply for our raw materials to meet our near term forecasted needs. Various factors could reduce the availability of raw materials and components and shortages may occur from time to time in the future. An increase in lead times for the supply of raw materials due to a global increase in demand for commodities outlined may significantly increase material costs of our products. If production was interrupted due to unavailability or shortage of raw materials and we were not able to find alternate third-party suppliers or re-engineer our products to accommodate different components or materials, we could experience disruptions in manufacturing and operations including product shortages, higher freight costs and re-engineering costs. If our supply of raw materials or components is disrupted or our lead times extended, our business, results of operations or financial condition could be materially adversely affected.

We manufacture and assemble a majority of our products at two facilities. Any prolonged disruption in the operations of this facility would result in a decline in our sales and profitability.

We manufacture and assemble our DC power systems at our facilities located in Gardena, California. Any prolonged disruption in the operations of our manufacturing and assembly facilities, whether due to the COVID-19 pandemic, equipment or information technology infrastructure failure, labor difficulties, destruction of or damage to this facility as a result of an earthquake, fire, flood, other catastrophes, and other operational problems would result in a decline in our sales and profitability. In the event of a business interruption at our facilities, we may be unable to shift manufacturing and assembly capabilities to alternate locations, accept materials from suppliers or meet customer shipment needs, among other severe consequences. Such an event could have a material and adverse impact on our financial condition and results of our operations.

Our business operations are subject to substantial government regulation.

Our business operations are subject to certain federal, state, local and foreign laws and regulations. For example, our products, services and technologies are subject to regulations relating to building codes, public safety, electrical connections, security protocols, and local and state licensing requirements. The regulations to which we are subject may change, additional regulations may be imposed, or existing regulations may be applied in a manner that creates special requirements for the implementation and operation of our products or services that may significantly impact or even eliminate some of our revenues or markets. In addition, we may incur material costs or liabilities in complying with any such regulations. Furthermore, some of our customers must comply with numerous laws and regulations, which may affect their willingness and ability to purchase our products, services and technologies.

5

Additionally, we are subject to laws, regulations and other governmental actions instituted in response to the COVID-19 outbreak.

The modification of existing laws and regulations or interpretations thereof or the adoption of future laws and regulations could adversely affect our business, cause us to modify or alter our methods of operations and increase our costs and the price of our products, services and technology. In addition, we cannot provide any assurance that we will be able, for financial or other reasons, to comply with all applicable laws and regulations. If we fail to comply with these laws and regulations, we could become subject to substantial penalties or restrictions that could materially and adversely affect our business.

We are exposed to risks related to our international sales, and the failure to manage these risks could harm our business. If we fail to expand our business into international markets, our revenues and results of operations may be adversely affected.

In addition to our sales to customers within the U.S., we may become increasingly dependent on sales to customers outside the U.S. as we pursue expanding our business with customers worldwide. Although in 2019 and 2018, our sales to international customers accounted for only 1% and 6%, respectively, of total revenue, we continue to expect that a significant portion of our future revenues will be from international sales to customers in less developed or developing countries. As a result, the occurrence of any international, political, economic, or geographic event could result in a significant decline in revenue. There are significant risks associated with conducting operations internationally, requiring significant financial commitments to support such operations. These operations present a number of challenges including oversight of daily operating practices in each location, handling employee benefits and employee behavior. In addition, compliance with complex foreign and U.S. laws and regulations that apply to our international operations increases our cost of doing business in international jurisdictions. These numerous and sometimes conflicting laws and regulations include internal control and disclosure rules, data privacy and filtering requirements, anti-corruption laws, such as the FCPA, and other local laws prohibiting corrupt payments to governmental officials, and anti-competition regulations, among others.

Violations of these laws and regulations could result in fines and penalties, criminal sanctions against us, our officers, or our employees, prohibitions on the conduct of our business and on our ability to offer our products and services in one or more countries, and could also materially affect our brand, our international expansion efforts, our ability to attract and retain employees, our business, and our operating results. Although we have implemented policies and procedures designed to ensure compliance with these laws and regulations, there can be no assurance that our employees, contractors, or agents will not violate our policies.

6

Some of the risks and challenges of conducting business internationally include:

●	the impact of COVID-19 on the global markets and the power generation market within the international telecommunications markets;

●	requirements or preferences for domestic products or solutions, which could reduce demand for our products;

●	unexpected changes in regulatory requirements;

●	imposition of tariffs and other barriers and restrictions;

●	restrictions on the import or export of critical technology;

●	management communication and integration problems resulting from cultural and geographic dispersion;

●	the burden of complying with a variety of laws and regulations in various countries;

●	difficulties in enforcing contracts;

●	the uncertainty of protection for intellectual property rights in some countries;

●	application of the income tax laws and regulations of multiple jurisdictions, including relatively low-rate and relatively high-rate jurisdictions, to our sales and other transactions, which results in additional complexity and uncertainty;

●	tariffs and trade barriers, export regulations and other regulatory and contractual limitations on our ability to sell products;
●	greater risk of a failure of foreign employees to comply with both U.S. and foreign laws, including export and antitrust regulations, the FCPA and any trade regulations ensuring fair trade practices;

●	heightened risk of unfair or corrupt business practices in certain geographies and of improper or fraudulent sales arrangements that may impact financial results and result in restatements of, or irregularities in, financial statements;

●	potentially adverse tax consequences, including multiple and possibly overlapping tax structures;

●	general economic and geopolitical conditions, including war and acts of terrorism;

●	lack of the availability of qualified third-party financing; and

●	currency exchange controls.

While these factors and the impacts of these factors are difficult to predict, any one or more of them could adversely affect our business, financial condition and results of operations in the future.

7

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements of a forward-looking nature relating to future events or future business performance. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. With the exception of historical information, the matters discussed in this Current Report on Form 8-K including, without limitation, the Company’s expectation to make use of the 45-day extension period provided by SEC Release No. 34-88465 to delay filing its Quarterly Report; the Company’s plan to file the Quarterly Report no later than June 29, 2020; and the Company’s beliefs regarding the risks COVID-19 poses to its operations are forward-looking statements and considerations that involve a number of risks and uncertainties. The actual future results of the Company could differ from those statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse domestic and foreign economic and market conditions, including demand for DC power systems; trade tariffs on raw materials; changes in domestic and foreign governmental regulations and policies; and other events, factors and risks. The Company undertakes no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond the Company’s control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in the Company’s reports filed with the SEC.

8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLAR POWER, INC.

Date: May 15, 2020	By:	/s/ Arthur D. Sams
Arthur D. Sams, President, Chief Executive Officer and Secretary

9